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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D. C. 20549



                                ---------------------


                                       FORM 8-K

                                    CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report (Date of earliest event
                             reported):  October 10, 1997


                                   L.A. GEAR, INC.
                                ---------------------
                (Exact name of registrant as specified in its charter)



         California                 0-10157                 95-3375118
        ---------------           ------------          -------------------
        (State or other           (Commission            (I.R.S. Employer
        jurisdiction of           File Number)          Identification No.)
       incorporation)



   2850 Ocean Park Boulevard, Santa Monica, California         90405
 -------------------------------------------------------     ---------
        (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code:    (310) 452-4327
                                                          --------------------

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ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

    On October 10, 1997, PCH Investments, LLC, a California limited liability company ("PCH"), and Trefoil Capital Investors, L.P., a Delaware limited partnership ("Trefoil"), entered into a Stock Purchase Agreement (the "Agreement") pursuant to which PCH purchased from Trefoil 1,140,356 shares of Registrant's Series B Preferred Stock (the "Series B Stock"). The purchase price for such shares of Series B Stock was $230,000, which purchase price was funded from PCH's available working capital. The Series B Stock acquired by PCH represents an equity interest in Registrant of approximately 42%.

    In addition, pursuant to the Agreement, Trefoil granted to PCH an option (the "Option") to purchase for $20,000 (i) the remaining 20,981 shares of Series B Stock held by Trefoil, which, together with the shares of Series B Stock already acquired by PCH, constitute all of the issued and outstanding shares of Series B Stock, and (ii) 1,000,000 shares of Registrant's Common Stock. The Option may be exercised at any time prior to April 15, 1998, provided that such exercise does not cause a default under the Loan and Security Agreement between L.A. Gear California, Inc. and Congress Financial Corporation (Western). If the Option were to be exercised as of the date hereof, PCH's equity interest in Registrant would increase to approximately 45%.

    On October 12, 1997, following consummation of the transactions contemplated by the Agreement, eight of Registrant's ten directors resigned, the number of authorized directors was reduced to eight and six new directors were elected to serve on Registrant's Board of Directors. Among the new directors are Richard Hollander and Steven Jackson, the principals of PCH. In addition, Stanley Gold, Registrant's Chairman and Chief Executive Officer, resigned and the Board elected David Gatto, Registrant's Executive Vice President, as Chairman of the Board and Chief Executive Officer.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    Exhibit No.       Description of Exhibit
    -----------       ----------------------

         99           Press release dated October 13, 1997.


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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            L.A. GEAR, INC.


Date:  October 22, 1997.                    By: /s/ David Gatto
                                                --------------------------------
                                                David Gatto
                                                Chairman of the Board and Chief
                                                and Executive Officer


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                                    EXHIBIT INDEX


    Exhibit No.         Description of Exhibit
    -----------         ----------------------
         99             Press release dated October 13, 1997.




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